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                                                                    EXHIBIT 24.1

                            GENESEE & WYOMING INC.

                  Officers' and Directors' Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned, being Directors or Officers of Genesee & Wyoming Inc., a Delaware corporation (the "Corporation"), which anticipates filing with the Securities and Exchange Commission (the "Commission"), under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 or a Post-Effective Amendment to the Corporation's previously filed Registration Statement on Form S-8 (collectively, the "Registration Statement") to reflect Amendment No. 4 to the Genesee & Wyoming Inc. 1996 Stock Option Plan, and to register under the Act all of the additional shares of the Corporation's Class A Common Stock issuable as a result thereof, DO HEREBY constitute and appoint Mortimer B. Fuller, III, Mark
W. Hastings, John C. Hellmann and Alan R. Harris, and each of them, the attorneys of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned:

        (1) to sign and file on behalf of the undersigned the Registration Statement and any and all amendments thereto, any and all exhibits thereto and any and all applications or other documents to be filed with the Commission pertaining to the securities covered by the Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever under and in accordance with the Act and the rules and regulations promulgated thereunder by the Commission, hereby ratifying and approving the acts of such attorney or attorneys, or any such substitute or substitutes; and

        (2) to take any and all action which they may deem necessary or desirable to register or qualify the Corporation and further to register or qualify the securities of the Corporation under the Blue Sky or securities laws of such states as they may deem necessary and desirable, and in connection therewith to prepare, execute, acknowledge and file such applications, certificates, affidavits, covenants, consents to service of process and other documents as such attorneys may deem necessary or desirable.

     This Instrument may be executed in several counterparts, each of which shall be an original but all of which together shall constitute one and the same Instrument.
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     IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals as of the respective dates set forth below.


Dated:  April 14, 2000                      /s/  Mortimer B. Fuller, III
                                            ------------------------------------
                                            Mortimer B. Fuller, III
                                            Chairman of the Board and
                                            Chief Executive Officer

Dated:  April 14, 2000                      /s/  John C. Hellmann
                                            ------------------------------------
                                            John C. Hellmann
                                            Chief Financial Officer

Dated:  April 14, 2000                      /s/  Alan R. Harris
                                            ------------------------------------
                                            Alan R. Harris
                                            Senior Vice President and
                                            Chief Accounting Officer

Dated:  April 14, 2000                      /s/  James M. Fuller
                                            ------------------------------------
                                            James M. Fuller, Director

Dated:  April 14, 2000                      /s/  Louis S. Fuller
                                            ------------------------------------
                                            Louis S. Fuller, Director

Dated:  April 14, 2000                      /s/  Robert M. Melzer
                                            ------------------------------------
                                            Robert M. Melzer, Director

Dated:  April 14, 2000                      /s/  John M. Randolph
                                            ------------------------------------
                                            John M. Randolph, Director

Dated:  April 14, 2000                      /s/  Philip J. Ringo
                                            ------------------------------------
                                            Philip J. Ringo, Director

Dated:  April 14, 2000                      /s/  M. Douglas Young
                                            ------------------------------------
                                            M. Douglas Young, Director

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State of Arizona      )
                      )  ss:
County of Maricopa    )

        On this 14/th/ day of April, 2000, before me personally came Mortimer B. Fuller, III, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                            /s/  Marilyn C. Hansen
                                            ------------------------------------
                                            Notary Public


State of Arizona      )
                      )  ss:
County of Maricopa    )

        On this 14/th/ day of April, 2000, before me personally came John C. Hellmann, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                            /s/  Marilyn C. Hansen
                                            ------------------------------------
                                            Notary Public

State of Arizona      )
                      )  ss:
County of Maricopa    )

        On this 14/th/ day of April, 2000, before me personally came Alan R. Harris, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                            /s/  Marilyn C. Hansen
                                            ------------------------------------
                                            Notary Public

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State of  Arizona     )
                      )  ss:
County of Maricopa    )

        On this 14/th/ day of April, 2000, before me personally came James M. Fuller, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                            /s/  Marilyn C. Hansen
                                            ------------------------------------
                                            Notary Public

State of Arizona      )
                      )  ss:
County of Maricopa    )

        On this 14/th/ day of April, 2000, before me personally came Louis S. Fuller, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                            /s/  Marilyn C. Hansen
                                            ------------------------------------
                                            Notary Public

State of Arizona      )
                      )  ss:
County of Maricopa    )

        On this 14/th/ day of April, 2000, before me personally came Robert M. Melzer, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                            /s/  Marilyn C. Hansen
                                            ------------------------------------
                                            Notary Public

State of Arizona      )
                      )  ss:
County of Maricopa    )

        On this 14/th/ day of April, 2000, before me personally came John M. Randolph, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                            /s/  Marilyn C. Hansen
                                            ------------------------------------
                                            Notary Public

State of Arizona      )
                      )  ss:
County of Maricopa    )

        On this 14/th/ day of April, 2000, before me personally came Philip J. Ringo, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                            /s/  Marilyn C.  Hansen
                                            ------------------------------------
                                            Notary Public

State of Arizona      )
                      )  ss:
County of Maricopa    )

        On this 14/th/ day of April, 2000, before me personally came M. Douglas Young, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                            /s/  Marilyn C. Hansen
                                            ------------------------------------
                                            Notary Public